UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

Regional Health Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

454 Satellite Boulevard, NW Suite 100
Suwanee, Georgia		30024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 678 869-5116

,

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American LLC
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 21, 2022, Regional Health Properties Inc. (the “Company”), through wholly-owned subsidiaries, consummated a HUD refinancing of its senior mortgages on three skilled nursing facilities in Ohio. Funding was provided by Newpoint Real Estate Capital LLC (“Newpoint”) pursuant to three HUD guaranteed secured Healthcare Facility Notes (the “HUD Notes”). Proceeds from the HUD Notes were used to pay off existing HUD guaranteed secured mortgages and pay transaction costs. Newpoint is the servicer on other loans extended to the Company.

The aggregate principal amount of the three HUD Notes is $7,777,900, and the interest rate on the three HUD Notes is 3.97% fixed for the full term of each HUD Note. The Northwood HUD Note has a principal amount of $4,986,800 and matures on November 1, 2052. The Greenfield HUD Note has a principal amount of $1,951,800 and matures on November 1, 2052. The Pavilion HUD Note has a principal amount of $839,300 and matures on December 1, 2039. Payments of principal and interest on the HUD Notes commenced on October 1, 2022. Each HUD Note is secured by a Healthcare Deed to Secure Debt, Security Agreement and Assignment of Rents covering the facilities.

Newpoint may declare the loans, accrued interest and any other amounts immediately due and payable upon certain customary events of default.

The foregoing description of the material terms of the HUD Notes are qualified in their entirety by reference to the HUD Notes, which are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1	Healthcare Facility Note – Northwood
10.2	Healthcare Facility Note – Greenfield
10.3	Healthcare Facility Note – Pavilion
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.

Date:	October 27, 2022	By:	/s/ Brent Morrison
Chief Executive Officer